UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): February 22, 2007


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

2006 Year End and Fourth Quarter Earnings

         Please see Exhibit 99 for the Registrant's 2006 Year End and Fourth Quarter Earnings release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 99 - Registrant's 2006 Year End and Fourth Quarter Earnings
                  Release.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: February 22, 2007            By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                  Robert E. Dye, Jr.
                                  Senior Vice President (Principal Financial
                                   and Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit 99       Registrant's 2006 Year End and Fourth Quarter Earnings Release